UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2017

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Center Drive, Suite 1020, Los Angeles, California 90045

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

Under the Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement, dated October 31, 2017, by and among Global Eagle Entertainment Inc. (the “Company” or “we”), the guarantors party thereto, the lenders party thereto, and Citibank, N.A., as administrative agent, the Company agreed to furnish the following selected financial information on a Current Report on Form 8-K on or prior to December 5, 2017:

•	The Company expects its third-quarter 2017 revenue to be between $151 and $156 million.

•	The Company expects its third-quarter 2017 Adjusted EBITDA(+,*) to be between $15 and 20 million.

+ With respect to the Adjusted EBITDA estimate above, a quantitative reconciliation to its most directly comparable GAAP (as defined below) financial measure is not available without unreasonable efforts due to current uncertainty with respect to the Company’s income tax and goodwill impairment analyses (and any related adjustments) in this period, which will in turn affect the Company’s calculation of Adjusted EBITDA. We believe that these items may have a significant impact on our final GAAP financial results for this period. See also “About Non-GAAP Financial Measure” below.

Our estimated third quarter 2017 revenue and estimated Adjusted EBITDA performance above is preliminary and unaudited. The estimates are subject to the completion and finalization of quarter-end financial and accounting procedures, and reflect management’s estimates based solely upon information available to management as of the date of this Current Report on Form 8-K. Further, our estimated Adjusted EBITDA performance above should not be viewed as a substitute for quarterly financial statements prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”).

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

*  About Non-GAAP Financial Measure

To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we present Adjusted EBITDA, which is a non-GAAP financial measure, as a measure of our performance. The presentation of Adjusted EBITDA is not intended to be considered in isolation from, or as a substitute for, or superior to, net income (loss) or any other performance measures derived in accordance with GAAP or as an alternative to net cash provided by operating activities or any other measures of our cash flows or liquidity.

Adjusted EBITDA is one of the primary measures used by our management and Board of Directors to understand and evaluate our financial performance and operating trends, including period-to-period comparisons, to prepare and approve our annual budget and to develop short- and long-term operational plans. Additionally, Adjusted EBITDA is one of the primary measures used by the Compensation Committee of our Board of Directors to establish the funding targets for (and subsequent funding of) our Annual Incentive Plan bonuses for our employees and executives. We believe our presentation of Adjusted EBITDA is useful to investors both because it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making and because our management frequently uses it in discussions with investors, commercial bankers, securities analysts and other users of our financial statements.

We define Adjusted EBITDA as net income (loss) before (a) income tax expense (benefit), (b) interest income (expense), (c) change in fair value of financial instruments, (d) other (income) expense, net, including primarily, when applicable, (gains) losses from investments and foreign-currency transactions (gains) losses, (e) goodwill impairment expense, (f) depreciation and amortization (including relating to equity-method investments) and loss on disposal and impairment of fixed assets, (g) stock-based compensation,

(h) acquisition, integration and realignment expenses, including acquisition-related expenses and transaction costs and legal, accounting and other professional fees attributable to acquisition and corporate realignment activities, (i) extraordinary professional accounting fees relating to our 2016 and 2017 audits, (j) operation realignment set-up fees, (k) employee severance and termination benefits as well as employee retention and relocation costs, (l) settlement fees and expenses (and related third-party professional fees) and loss-contingency reserves for actual or threatened litigation pertaining to liabilities (that existed prior to their acquisition date) at companies or businesses that we acquired through our M&A activities, (m) non-cash GAAP purchase accounting adjustments for certain deferred revenue and costs and (n) restructuring expenses pursuant to our integration plan announced on September 23, 2014. Management does not consider these items to be indicative of our core operating results.

Cautionary Note Concerning Forward-Looking Statements

We make “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including with respect to our estimated third quarter 2017 revenue and Adjusted EBITDA performance. These forward-looking statements are based on information available to us as of the date of this Current Report on Form 8-K and on our current expectations, forecasts and assumptions, and involve substantial risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. A detailed discussion of risks and uncertainties related to our business is included in the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

Dated: December 5, 2017

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